UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 19, 2012

Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 19, 2012, Merit Medical Systems, Inc. (“Merit”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Initial Report”), in part for the purpose of announcing the completion of Merit's acquisition of all of the issued and outstanding shares of Thomas Medical Products, Inc. (“Thomas Medical”), as contemplated by a Stock Purchase Agreement, dated November 26, 2012 (the “Purchase Agreement”), by and between Merit and Vital Signs, Inc. (“Vital Signs”) (the “Acquisition”). The purpose of this Amendment No. 1 to the Initial Report is to provide the historical financial statements of Thomas Medical and the unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

The financial statements of Thomas Medical for the nine months ended September 30, 2012 and 2011 (unaudited) and year ended December 31, 2011, and notes thereto with Report of Independent Auditors are included as Exhibit 99.2 to this Current Report on Form 8-K/A.
As permitted by SEC Rule 3-05(b)(4)(iv), a separate audited balance sheet of Thomas Medical Products, Inc. is not required to be filed with this report, as Merit's most recent audited consolidated balance sheet as of December 31, 2012 is for a date after the date the Acquisition was consummated.
(b)  Pro Forma Financial Information

The following Unaudited Pro Forma Combined Condensed Financial Statements are included as Exhibit 99.3 to this Current Report on Form 8-K/A:

i.             Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2012

ii.            Notes to the Unaudited Pro Forma Combined Condensed Statement of Operations

The unaudited pro forma financial information included as Exhibit 99.3 to this Current Report on Form 8-K/A has been prepared for the purpose of illustrating the pro forma effects of the Acquisition.  The Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2012 gives effect to the Acquisition as if it had occurred at January 1, 2012.  All pro forma information set forth in this Current Report on Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of the results that would have occurred if the Acquisition actually occurred on the date indicated or the results which may occur in the future.

(d)  Exhibits

2.1
Stock Purchase Agreement dated November 26, 2012 by and between Merit Medical Systems, Inc., and Vital Signs, Inc., (incorporated by reference to Exhibit 2.1 to Merit's Amendment No. 2 to Current Report on Form 8-K/A filed with the Securities and Exchange Commission on January 24, 2013).**

10.1	Amended and Restated Credit Agreement, dated as of December 19, 2012, by and between Merit Medical Systems, Inc. and Wells Fargo Bank, National Association (previously filed with the Initial Report).

23.1	Consent of Deloitte & Touche LLP, Independent Auditors (filed herewith).

99.1
Press Release issued by Merit Medical Systems, Inc., dated December 19, 2012, entitled “Merit Medical Completes Acquisition of Thomas Medical Products, Inc., a Unit of GE Healthcare” (previously filed with the Initial Report).

99.2	Financial Statements of Thomas Medical Products, Inc., for the nine months ended September 30, 2012 and 2011 (unaudited) and year ended December 31, 2011 (filed herewith).

99.3	Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2012 and notes thereto (filed herewith).

** Certain confidential portions of this exhibit were omitted. This exhibit, with the omitted information, has been filed separately with the SEC pursuant to an Application for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: March 7, 2013	By:	/s/ Rashelle Perry
Rashelle Perry Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1
Stock Purchase Agreement dated November 26, 2012 by and between Merit Medical Systems, Inc., and Vital Signs, Inc., (incorporated by reference to Exhibit 2.1 to Merit's Amendment No. 2 to Current Report on Form 8-K/A filed with the Securities and Exchange Commission on January 24, 2013).**

10.1	Amended and Restated Credit Agreement, dated as of December 19, 2012, by and between Merit Medical Systems, Inc. and Wells Fargo Bank, National Association (previously filed with the Initial Report).
23.1	Consent of Deloitte & Touche LLP, Independent Auditors (filed herewith).
99.1
Press Release issued by Merit Medical Systems, Inc., dated December 19, 2012, entitled “Merit Medical Completes Acquisition of Thomas Medical Products, Inc., a Unit of GE Healthcare” (previously filed with the Initial Report).

99.2	Financial Statements of Thomas Medical Products, Inc., for the nine months ended September 30, 2012 and 2011 (unaudited) and year ended December 31, 2011 (filed herewith).
99.3	Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2012 and notes thereto (filed herewith).

** Certain confidential portions of this exhibit were omitted. This exhibit, with the omitted information, has been filed separately with the SEC pursuant to an Application for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.